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                   VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
     SUPPLEMENT DATED MARCH 9, 1998 TO THE PROSPECTUS DATED APRIL 30, 1997,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 4, 1997 AND JANUARY 2, 1998

    The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by B. Robert Baker. Mr. Baker has been primarily responsible for managing the Fund's investment portfolio since July 1994. Mr. Baker has been Vice President and Portfolio Manager of the Adviser and Advisory Corp. since June 1995. Prior to that time, Mr. Baker was Associate Portfolio Manager of the Adviser. Jason Leder and Edie Terreson are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder has been Assistant Vice President of the Adviser and Advisory Corp. since October 1996. Prior to that time, Mr. Leder was Associate Portfolio Manager of the Adviser. Prior to February 1995, Mr. Leder was a Securities Analyst with Salomon Brothers, Inc. Prior to August 1992, Mr. Leder was a Securities Analyst with Fidelity Management and Research. Ms. Terreson has been Assistant Vice President of the Adviser and Advisory Corp. since December 1997. Prior to that time, Ms. Terreson was Associate Portfolio Manager of the Adviser. Prior to March 1997, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co.